UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2010 (May 11, 2010)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

1.01

Entry into a Material Definitive Agreement.

The information discussed under Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item

2.01

Completion of Acquisition or Disposition of Assets.

On May 14 2010, Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Registrant”), completed the following property acquisition:

Property Name	Date of Acquisition	Aggregate Square Feet	Approx. Purchase Price	Cap Rate (1)	% Economic Occupancy at Date of Acquisition	% Physical Occupancy at Date of Acquisition
Regal Court	05/14/2010	343,470	$43,500,000	8.05%	98.3%	98.3%

(1) We determine capitalization rate, or “cap rate,” by dividing the property’s projected annual net operating income, as determined during the due diligence process, by the purchase price of the property.  Net operating income includes, for these purposes, base rental income and expense reimbursements from in-place leases, reduced by operating expenses, replacement reserves and vacancy loss provisions.

We, through Inland Diversified Shreveport Regal Court L.L.C., a wholly owned subsidiary formed for this purpose, entered into a contract and simultaneously acquired a fee simple interest in a 343,470 square foot retail center known as Regal Court, located in Shreveport, Louisiana.  We purchased this property from an unaffiliated third party, SDI Shreveport, Ltd. (the “RC Seller”) for approximately $43.5 million.  We do not believe closing costs will exceed $75,000.  We funded this purchase with proceeds from our offering.  We anticipate entering into a loan secured by a first mortgage on the property, in an amount not to exceed $30.4 million, following closing.  Pursuant to the term sheet entered into between our wholly owned subsidiary and JPMorgan Chase Bank, N.A., the lender, this loan will have a prepayment option, under which we will have a one-time option to prepay a portion of the loan equal to $6.5 million (as reduced by any previously applied amortization), without penalty, on or before October 1, 2010 (the “paydown date”).  The loan will bear interest at a fixed rate not to exceed 5.80% per annum through the paydown date and, if we exercise the prepayment option, will thereafter decrease to 5.30% per annum, until maturity.  The loan will have a term of five years and will amortize over a thirty-year schedule until the paydown date. The loan will be non-recourse to our subsidiary, subject to standard lender carve-outs.  In addition, we will be required to guaranty the payment of amounts equal to any losses, costs or damages incurred by the lender as a result of any of certain occurrences, including without limitation fraud or material misrepresentations, misappropriation of funds, gross negligence or willful misconduct.  We will pay the lender a fee equal to $152,000.

The underwritten cap rate for Regal Court is approximately 8.05%, and is a reflection of assumptions and facts applied in the property due diligence process.  When deciding to acquire this property, we considered the following:

•

The property is anchored by JC Penney and Kohl’s and is shadow-anchored by Lowe’s.

•

The property is part of an area in Shreveport known as “retail row,” named for the variety of retail tenants in that area.  In addition to Regal Court, there are eight competitive properties located within 1.5 miles.

•

The property is located at a lighted intersection within the “retail row” area, with both right-in and left-in access.

•

The property is relatively new, constructed in 2007 and 2008.

As of May 12, 2010, Regal Court was 98.3% leased to twenty-four tenants, five of which lease space subject to ground leases.  The weighted-average remaining lease term for the tenants occupying the property as of May 12, 2010 was approximately thirteen years.  With the exception of the ground lease tenants, each tenant is required to pay its proportionate share of real estate taxes, insurance and common area maintenance costs.

As of May 12, 2010, major tenants of the property included JC Penney, Kohl’s and Dick’s Sporting Goods.  JC Penney leased 102,851 square feet, or 29.9% of the total gross leasable area of this property, on a ground lease as of May 12, 2010, paying an annual base rent of approximately $400,000 under a lease that expires in January 2027.  Under the terms of the lease, JC Penney has five ten-year options to renew through January 2077.  Kohl’s leased 88,904 square feet, or 25.9% of the total gross leasable area of this property, on a ground lease as of May 12, 2010, paying an annual base rent of approximately $375,000 under a lease that expires in December 2027.  Under the terms of the lease, Kohl’s has six five-year options to renew through December 2057.  Dick’s Sporting Goods leased 45,142 square feet, or 13.1% of the total gross leasable area of this property, as of May 12, 2010, paying an annual base rent of approximately $573,750 under a lease that expires in January 2019.  Under the terms of the lease, Dick’s has four five-year options to renew through January 2039.

Three vacant spaces totaling 5,840 square feet and an additional 2,240 square foot space leased to Smash Burger, which has not yet opened for business, are subject to a master lease agreement, pursuant to which the RC Seller has deposited approximately $228,900 of the purchase price into escrow for one year.  With respect to each of the vacant spaces, the applicable escrowed funds will be disbursed to us on a pro rata basis until the earlier of (1) the date that vacant space has been leased or (2) one year after the effective date of the agreement.  With respect to the Smash Burger space, the applicable escrowed funds will be disbursed to us on a pro rata basis until the earlier of (1) the date that Smash Burger opens for business or (2) one year after the effective date of the agreement.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2010 through 2019 at Regal Court.  The table shows the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2010	–	–	–	0%
2011	–	–	–	0%
2012	–	–	–	0%
2013	6	24,050	632,525	17%
2014	2	3,150	81,235	2%
2015	1	2,240	56,000	2%
2016	2	7,290	174,025	5%
2017	2	14,501	386,060	10%
2018	3	21,500	472,125	13%
2019	3	68,142	847,750	23%

The table below sets forth certain historical information with respect to the occupancy rate at Regal Court expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ending December 31*	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2009	98.4%	$10.44
2008	97.3%	$8.74
2007	97.3%	$8.74

*The first year of occupancy was 2007.

We believe that Regal Court is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property.

Real estate taxes assessed for the fiscal year ended December 31, 2009 (the most recent tax year for which information is generally available) are approximately $597,000.  The amount of real estate taxes assessed was calculated by multiplying Regal Court’s assessed value by a tax rate of 17.9%.  For federal income tax purposes, the depreciable basis in this property will be approximately $30.5 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of forty and twenty years, respectively.

Certain of the acquisition documents are being filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, each of which is incorporated into this Item 2.01 disclosure by reference.

Item

2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 11, 2010, our wholly owned subsidiary and the owner of Pleasant Hill Commons, Inland Diversified Kissimmee Pleasant Hill, L.L.C. (the “Borrower”), entered into a loan with John Hancock Life Insurance Company (U.S.A.) (“Hancock”) for approximately $6.8 million, secured by a first mortgage on Pleasant Hill Commons.  The loan bears interest at a fixed rate equal to 6.0% per annum.  The Borrower is required to make monthly interest-only payments for the first sixty months of the term of the loan, and then must make monthly payments of principal and interest, based on a thirty year amortization schedule, through May 1, 2017.  Upon the June 1, 2017 maturity date, the Borrower is required to pay the outstanding principal balance of the loan along with any accrued and unpaid interest and any other amounts due and payable.  The Borrower may prepay the outstanding principal balance of the loan, together with any accrued and unpaid interest, only on or after the third anniversary of the first payment date, and subject to a prepayment premium, or at any time during the last 90 days of the term without any prepayment premium.

 The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and indemnities, including with respect to the environmental aspects of Pleasant Hill Commons, and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default, including, among others: failing to pay principal and interest; failing to pay taxes; and breaching the representations or warranties contained in the loan documents. If an event of default occurs under the loan, Hancock may, among other things, declare the entire outstanding balance of the loan to be immediately due and payable, including all accrued and unpaid interest and any applicable prepayment fees.

The obligations under the loan documents are non-recourse to the Borrower except under certain circumstances, including without limitation fraud or material misrepresentations, environmental liability, any misappropriation of any rents, failure to pay taxes or the unauthorized sale, conveyance or transfer of title to the property.  We have guaranteed the payment of amounts equal to any losses, costs or damages incurred by Hancock as a result of any of these occurrences.  In addition, the loan will become fully recourse to the Borrower and us, as guarantor, in the event that the Borrower or we, in our role as guarantor or indemnitor, take certain actions, including without limitation, commencing any bankruptcy proceeding or making any assignment for the benefit of its or our creditors, or if a certain claims about the nature of the transaction creating the loan are asserted.  Pursuant to this guaranty, Hancock is under no obligation to pursue its rights against the Borrower or any of its collateral before pursuing its rights against us.

Certain of the loan documents are being filed as Exhibits 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11 hereto, each of which is incorporated into this Item 2.03 disclosure by reference.

Item 8.01

Other Events.

On May 12, 2010, our board of directors declared distributions payable to stockholders of record each day beginning on the close of business on June 1, 2010 through the close of business on June 30, 2010.  Distributions will be equal to a daily amount equal to $0.00164384 which if paid each day for a 365-day period, would equal a 6.0% annualized rate based on a purchase price of $10.00 per share.  Distributions declared during the month of June 2010 will be paid no later than July 7, 2010.

We will not use any of the net proceeds from the offering to fund these distributions.  We intend to continue paying distributions for future periods in the amounts and at times as determined by our board.  We anticipate that some or all of the monies needed to fund the distributions declared and payable for June will be funded from capital contributions that our sponsor, Inland Real Estate Investment Corporation, has advised us that it intends to fund if needed.  Our sponsor has not received, and will not receive, any additional shares of our common stock for making any of these contributions.  Our sponsor previously invested $200,000 at the time of our formation.  We will not use any of this initial $200,000 contribution to fund distributions.  There is no assurance that our sponsor will continue to contribute monies to fund future distributions.

Item

9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The required financial statements for Regal Court will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one (71) days after the date on which this initial report is filed.

(b)

Pro forma financial information.

The required pro forma financial information for Regal Court will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one (71) days after the date on which this initial report is filed.

(d)

Exhibits.

Exhibit No.	Description
10.1

Purchase and Sale Agreement, dated as of April 9, 2010, by and between SDI Shreveport, Ltd. and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment to Purchase and Sale Agreement, dated May 4, 2010, and the Second Amendment to Purchase and Sale Agreement, dated May 14, 2010

10.2	Assignment of Purchase and Sale Agreement, dated as of May 14, 2010, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Shreveport Regal Court, L.L.C.

10.3	Assignment and Assumption of Leases, dated as of May 14, 2010, by SDI Shreveport, Ltd., in favor of Inland Diversified Shreveport Regal Court, L.L.C.

10.4	Master Lease Escrow Agreement, dated as of May 14, 2010, by and among SDI Shreveport, Ltd., Inland Diversified Shreveport Regal Court, L.L.C. and Chicago Title Insurance Company

10.5	Mortgage Note, made as of May 11, 2010 by Inland Diversified Kissimmee Pleasant Hill, L.L.C. for the benefit of John Hancock Life Insurance Company (U.S.A.)

10.6

Mortgage, Assignment of Leases and Rents and Security Agreement and Fixture Filing, dated as of May 11, 2010, by Inland Diversified Kissimmee Pleasant Hill, L.L.C. to and for the benefit of John Hancock Life Insurance Company (U.S.A.)

10.7

Indemnification Agreement, dated as of May 11, 2010 by Inland Diversified Kissimmee Pleasant Hill, L.L.C. and Inland Diversified Real Estate Trust, Inc. to and for the benefit of John Hancock Life Insurance Company (U.S.A.)

10.8	Guaranty Agreement, dated as of May 11, 2010, by Inland Diversified Real Estate Trust, Inc. in favor of John Hancock Life Insurance Company (U.S.A.) and the subsequent owners and holders of the Note

10.9	Assignment of Leases and Rents, dated as of May 11, 2010 by Inland Diversified Kissimmee Pleasant Hill, L.L.C. to John Hancock Life Insurance Company (U.S.A.)

10.10	Assignment of Agreements, Permits and Contracts, dated as of May 11, 2010 by Inland Diversified Kissimmee Pleasant Hill, L.L.C. to John Hancock Life Insurance Company (U.S.A.)

10.11	Lockbox Agreement, dated as of May 11, 2010 by and between Inland Diversified Kissimmee Pleasant Hill, L.L.C. and John Hancock Life Insurance Company (U.S.A.)

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)  and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions.  These statements are not guarantees of future performance, and we caution stockholders not to place undue reliance on forward-looking statements.  Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended March 31, 2010 and in our Annual Report on Form 10-K for the year ended December 31, 2009.  Forward-looking statements in this Report reflect our management’s view only as of the date of this Report, and may ultimately prove to be incorrect or false.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	May 17, 2010	By:	/s/ Barry L. Lazarus
		Name:	Barry L. Lazarus
		Title	President

EXHIBIT INDEX

Exhibit No.	Description
10.1

Purchase and Sale Agreement, dated as of April 9, 2010, by and between SDI Shreveport, Ltd. and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment to Purchase and Sale Agreement, dated May 4, 2010, and the Second Amendment to Purchase and Sale Agreement, dated May 14, 2010

10.2	Assignment of Purchase and Sale Agreement, dated as of May 14, 2010, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Shreveport Regal Court, L.L.C.

10.3	Assignment and Assumption of Leases, dated as of May 14, 2010, by SDI Shreveport, Ltd., in favor of Inland Diversified Shreveport Regal Court, L.L.C.

10.4	Master Lease Escrow Agreement, dated as of May 14, 2010, by and among SDI Shreveport, Ltd., Inland Diversified Shreveport Regal Court, L.L.C. and Chicago Title Insurance Company

10.5	Mortgage Note, made as of May 11, 2010 by Inland Diversified Kissimmee Pleasant Hill, L.L.C. for the benefit of John Hancock Life Insurance Company (U.S.A.)

10.6

Mortgage, Assignment of Leases and Rents and Security Agreement and Fixture Filing, dated as of May 11, 2010, by Inland Diversified Kissimmee Pleasant Hill, L.L.C. to and for the benefit of John Hancock Life Insurance Company (U.S.A.)

10.7

Indemnification Agreement, dated as of May 11, 2010 by Inland Diversified Kissimmee Pleasant Hill, L.L.C. and Inland Diversified Real Estate Trust, Inc. to and for the benefit of John Hancock Life Insurance Company (U.S.A.)

10.8	Guaranty Agreement, dated as of May 11, 2010, by Inland Diversified Real Estate Trust, Inc. in favor of John Hancock Life Insurance Company (U.S.A.) and the subsequent owners and holders of the Note

10.9	Assignment of Leases and Rents, dated as of May 11, 2010 by Inland Diversified Kissimmee Pleasant Hill, L.L.C. to John Hancock Life Insurance Company (U.S.A.)

10.10	Assignment of Agreements, Permits and Contracts, dated as of May 11, 2010 by Inland Diversified Kissimmee Pleasant Hill, L.L.C. to John Hancock Life Insurance Company (U.S.A.)

10.11	Lockbox Agreement, dated as of May 11, 2010 by and between Inland Diversified Kissimmee Pleasant Hill, L.L.C. and John Hancock Life Insurance Company (U.S.A.)